Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES
10.	INCOME TAXES

The (benefit from) income taxes for the years ended December 31, 2013 and 2012 was as follows:

	Years Ended December 31,
	2013	2012
Federal	$(297,000)	$-
State	90,459	48,232
Foreign	437,704	106,217
Total current	$231,163	$154,449

Deferred:
Federal	$(699,146)	$(2,530,775)
State	(119,679)	(270,197)
Total deferred	(818,825)	(2,800,972)
Total (benefit) from income taxes	$(587,662)	$(2,646,523)

The Company’s effective tax rate for the years ended December 31, 2013 and 2012 differed from the U.S. federal statutory rate as follows:

	Years Ended December 31,
	2013	2012
	%	%
Federal tax benefit at statutory rate	(34.0)	(34.0)
Permanent differences	20.1	(6.7)
State tax benefit, net of Federal benefits	1.2	0.8
Other	(2.4)	0.3
Effect of foreign income taxed in rates other than the U.S. Federal statutory rate	1.6	2.8
Net change in valuation allowance	12.9	(29.5)
Foreign tax credits	(1.6)	(2.8)
(Benefit)	(2.2)	(69.1)

The tax effects of temporary differences and carryforwards that gave rise to significant portions of the deferred tax assets and liabilities were as follows:

	Year Ended December 31,
	2013	2012
Net operating loss carry forwards	$4,300,870	$2,058,644
Accruals and reserves	277,667	301,000
Credits	543,704	106,000
Stock based compensation	266,598	-
Total assets	5,388,839	2,465,644

Depreciation	(17,590)	(15,000)
Section 481 adjustment	(897,854)	(1,347,000)
Intangible assets	(1,918,911)	(3,479,000)
Total liabilities	(2,834,355)	(4,841,000)
Less: Valuation allowance	(4,076,000)	-

Net deferred tax liabilities	$(1,522,516)	$(2,374,356)

The Company performs an analysis each year to determine whether the expected future income will more likely than not be sufficient to realize the deferred tax assets. The Company's recent operating results and projections of future income weighed heavily in the Company's overall assessment. Prior to 2012, there were no provisions (or benefits) for income taxes because the Company had sustained cumulative losses since the commencement of operations. In 2012, a benefit from income taxes of $2,646,523 from continuing operations was recorded. The tax benefit in 2012 was primarly a result of the release of the valuation allowance as a result of the recognition of offsetting deferred tax liabilities.

At December 31, 2013, the Company again reviewed the need for a valuation allowance against its deferred tax asset. As a result of this review it was determined that, based on 2013 results and projected future taxable income, an increase in the valuation allowance was necessary. For the year ended December 31, 2013, the Company recorded a benefit from income taxes from continuing operations of $292,662, which includes the change in the net valuation allowance of approximately $4,061,151.

As of December 31, 2013 and 2012, the Company had federal net operating loss carryforwards (“NOL’s”) of approximately $11,410,000 and $5,600,000, and state not operating loss carryforwards (NOL’s) of approximately $9,790,000 and $5,600,000, respectively that will be available to reduce future taxable income, if any. These NOL’s begin to expire in 2025. In addition, as of December 31, 2013 and December 31, 2012, the Company had federal tax credit carryforwards of $544,000 and $106,000, respectively, available to reduce future taxes. These credits begin to expire in 2022.

Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, provide for annual limitations on the utilization of net operating loss and credit carryforwards if the Company were to undergo an ownership change, as defined in Section 382 of the Code. In general, an ownership change occurs whenever the percentage of the shares of a corporation owned, directly or indirectly, by 5-percent shareholders, as defined in Section 382 of the Code, increases by more than 50 percentage points over the lowest percentage of the shares of such corporation owned, directly or indirectly, by such 5-percent shareholders at any time over the preceding three years. In the event such ownership change occurs, the annual limitation may result in the expiration of the net operating losses prior to full utilization. The Company has completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company became a “loss corporation” under the Code. As disclosed the Company has taken these limitations into account in determining its available NOL’s.

During 2012, the Company acquired ownership of three entities that had historically used the cash method of accounting for tax purposes. Section 446 of the Internal Revenue Code of 1986, as amended, requires that the Company prepare its tax returns using the accrual method of accounting. As a result of this change from cash to accrual accounting for income tax purposes, the Company will recognize $2,386,000 of income over the period 2014 through 2015. During 2012 and 2013, the Company acquired 100% of a Puerto Rican limited liability company, thereby subjecting the Company to Puerto Rico income taxes on any Puerto Rico-sourced taxable income. Such taxes paid are considered foreign taxes that may be credited against federal income taxes payable in future years.

The effective tax rate differs from the statutory rate primarily as a result permanent differences due to certain non-cash charges.

The Company applies the standard relating to accounting (ASC 740-10) for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company is required to recognize in the financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. There were no significant unrecognized tax benefits recorded as of December 31, 2013, and there was no change to the unrecognized tax benefits during 2013 and 2012.

The Company does not have any tax positions for which it is reasonably possible the total amount of gross unrecognized tax benefits will increase or decrease through December 31, 2014.  The unrecognized tax benefits may increase or change during the next year for items that arise in the ordinary course of business.

The Company’s continuing practice is to recognize interest and/or penalties related to income tax matters as a component of income tax expense.  As of December 31, 2013 and 2012, there was no accrued interest and penalties related to uncertain tax positions.

The Company is subject to U.S. federal income taxes and to income taxes in various states in the United States. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply.  Due to the Company's net operating loss carryforwards, all years remain open to examination by the major domestic taxing jurisdictions to which the Company is subject.  In addition, all of the net operating loss and credit carryforwards that may be used in future years are still subject to adjustment.  The Company is not currently under examination by any tax jurisdiction.